SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2006

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Spencer Street Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2006, VendingData Corporation (the “Company”) entered into an Alliance Agreement, an Amended and Restated Sales Representative Agreement, and a Securities Purchase Agreement with Elixir Group Limited, a Hong Kong company (“Elixir”). The transactions contemplated by the Securities Purchase Agreement are subject to the approval of the Company’s shareholders and all regulatory approvals that may be required.

Alliance Agreement

Pursuant to the Alliance Agreement, Elixir and the Company have agreed to enter into negotiations to establish a manufacturing alliance pursuant to which (i) Elixir will integrate its research and development operations in Macau with the Company’s engineering operations in Zuhai, China, (ii) after a satisfactory testing period, the Company will manufacture all products required by Elixir at its China manufacturing facilities, and (iii) Elixir will make an equity investment in a special purpose entity to be formed by the Company to hold the Company’s China manufacturing facilities. The manufacturing alliance is subject to the parties’ negotiation and agreement on the definitive terms of the manufacturing alliance, and to any required third party approvals.

In connection with the transactions and the relationships contemplated by the Alliance Agreement, Elixir will, subject to the approval of its board of directors, license to the Company the right to use the trade name “Elixir.” The Company’s rights under the license from Elixir will include the right to change its corporate name to “Elixir Gaming Technologies Incorporated”, subject to the approval of the Company’s shareholders. The license will be royalty-free, nontransferable and non-exclusive. In addition, the Company and Elixir will negotiate terms under which the Company will acquire an equity interest in Elixir, subject to regulatory approval and shareholder approvals of all parties if required.

The Alliance Agreement imposes certain limitations on the business operations of the Company and Elixir through September 30, 2007, as follows: (i) if Elixir decides to sell a material portion of its business or assets, Elixir must give the Company a 30 day right of first refusal to purchase such business or assets; (ii) if Elixir decides to sell any capital stock, Elixir must give the Company a 30 day right of first refusal to purchase 20% of the stock being offered; (iii) the Company may not compete with Elixir in Asia, take any other action that could cause Elixir to breach certain preexisting agreements with another party, or enter into an alliance with any competitor of Elixir in Asia; (iv) the Company must give Elixir a 30 day right of first refusal if the Company is selling a material portion of its assets; (v) other than the transactions contemplated by the Alliance Agreement, the Company may not solicit any proposal for a change of control of the Company; and (vi) neither Elixir nor the Company will enter into an arrangement with a third party to acquire gaming technology without first giving the other an opportunity to participate. With respect to Elixir, the limitations against third party arrangements to acquire gaming technology apply only to transactions pursued directly by Elixir, and do not extend to arrangements that are pursued by Elixir’s parent or sister companies or to acquisitions that relate to Elixir’s preexisting relationship with another party. The Alliance Agreement may be terminated immediately upon notice by one party if the other undergoes a change of control or breaches any provision of the agreement.

The Alliance Agreement provides that neither party shall be required to give effect to any of the above-referenced limitations if doing so would cause the party’s directors to act in breach of their fiduciary duties, or result in a violation of law or breach of a pre-existing contract by such party.

Amended and Restated Sales Representative Agreement

The Amended and Restated Sales Representative Agreement (the “Sales Agreement”) replaces in its entirety that certain Sales Representative Agreement, dated January 5, 2006, by and between the Company and Elixir. Pursuant to the Sales Agreement, the Company has appointed Elixir as its exclusive distributor throughout Asia, and to those casinos controlled by certain designated customers, regardless of where they are located, for the Company’s chips, plaques, chip washers, and all new products developed or sold by the Company that do not directly compete with any product distributed by Elixir. The initial period of exclusivity is five (5) years, and may be extended for an additional fifteen (15) year period provided that Elixir achieves an aggregate sales target of US$20,000,000 during the initial five year period. If at any time Elixir fails to achieve a pro rata portion of the sale target during two consecutive 12-month periods, the Company may terminate Elixir’s exclusivity under the Sales Agreement with respect to the Asian market upon sixty (60) days written notice. The Sales Agreement is subject to termination (i) by Elixir, without cause, upon thirty (30) days written notice to the Company; (ii) by either party upon written notice if the other party is in breach of any material term of the Sales Agreement and has not remedied the breach within thirty (30) days of receiving notice thereof; (iii) by either party upon written notice if the other party liquidates or becomes insolvent; (iv) by either party immediately if any gaming authority recommends termination of the Sales Agreement, or determines that one of the parties is not suitable to engage in gaming activities; or (v) by either party immediately if such party reasonably believes that the Sales Agreement may have a detrimental impact upon the ability of such party or any of its affiliates to be qualified for, or maintain, any licenses issued by a gaming authority.

Securities Purchase Agreement

Pursuant to the Securities Purchase Agreement, Elixir has agreed to purchase, subject to satisfaction of the closing conditions, for the aggregate price of $2.65 million, 1,000,000 shares of the Company’s common stock and warrants to purchase 16,000,000 shares of the Company’s common stock at exercise prices ranging from $2.65 to $5.50 per share for a period of thirty-three months beginning on March 31, 2007. The warrants are non-transferable, except to certain affiliates of Elixir. Following the closing of the transaction, Elixir will be entitled to appoint one person to the Company’s Board of Directors, and will be able to appoint a replacement director if such seat on the Board becomes vacant at any time. Upon the exercise of any of the warrants, Elixir will be entitled to appoint to the Board a number of directors proportionate to its equity ownership in the Company, determined on a fully diluted basis.

Following the closing, if at any time Elixir believes in its sole discretion that it is or may be subject to a material regulatory examination, review, process or other requirement relating to its ownership of the Company’s securities, and the examination, review, process or requirement may subject Elixir or its affiliates to licensing or gaming regulations in the United States, and Elixir believes in its sole discretion that it is or will be unable to cooperate or comply with such examination or requirements without an unreasonable amount of time, expense or effort, Elixir may transfer ownership of the affected securities to a voting trust. For this purpose, a probity or suitability review or process by federal or state gaming regulators in the United States will be considered a material regulatory requirement. If Elixir believes in its sole discretion, after taking into account the time, expense and effort, that transferring its securities to a voting trust would not be commercially advisable or would not resolve the issue, and the material regulatory requirement is continuing, the Company will use its best efforts to assist Elixir to sell its securities to a third party as expeditiously as possible for an aggregate amount of not less than the sum of $2,650,000 plus the exercise price of any warrants acquired by Elixir at closing and subsequently exercised. If such sale cannot be completed within ninety (90) days, the Company will use its best efforts to repurchase all of the securities issued to Elixir pursuant to the Securities Purchase Agreement for an aggregate amount equal to that described in the preceding sentence. Any repurchase by the Company will be subject to the good faith determination by the Company’s Board of Directors that the repurchase is not inconsistent with the Board’s fiduciary duties to the Company’s shareholders.

The Securities Purchase Agreement includes customary representations, warranties, and covenants by Elixir and the Company, and an indemnity from the Company. The transactions contemplated by the Securities Purchase Agreement are conditioned upon completion by Elixir of a satisfactory due diligence investigation of the Company, approval of the Company’s stockholders, and the Company filing an amendment to its articles of incorporation to increase its authorized capital. The amendment to the Company’s articles of incorporation is also subject to shareholder approval.

Pursuant to the Securities Purchase Agreement, James Crabbe and Mark Newburg, the Company’s Chairman of the Board and Chief Executive Officer, respectively, have agreed to vote all of the shares of the Company’s common stock under their control in favor of the transactions contemplated by the Securities Purchase Agreement for the purpose of obtaining any shareholder approvals required thereunder.

Until January 25, 2007, the exercise period of the warrants may be extended at Elixir’s request; however, the expiration date may not be extended beyond December 31, 2010, and except as described below the initial exercise date may not be accelerated. If, prior to the date that the warrants first become exercisable, the Company enters into a transaction with a party other than Elixir or its affiliates that will result in a change of control of the Company, then (i) upon consummation of the transaction, warrants to purchase 4,000,000 shares of the Company’s common stock at $2.65 per share shall become immediately exercisable, and (ii) all remaining warrants will be cancelled. In addition, if Elixir, an affiliate of Elixir or the holder of any warrant breaches any material obligation under the Securities Purchase Agreement or the relevant warrant, and the breach is not remedied within ninety (90) days of receiving written notice of the breach from the Company, the Company may cancel all or any portion of the warrants that are unexercised at the end of the 90 day cure period.

The exercise price of the warrants and the number of shares issuable pursuant to the warrants are subject to adjustment for stock splits, dividends, rights offerings and other dilutive events. In addition, the number of shares of common stock for which the warrants may be exercised is subject to adjustment if the Company issues shares of its common stock, or securities convertible into or exchangeable for shares of its common stock at a price less than the volume-weighted average price (“VWAP”) on the date of issuance. Such an adjustment will be made every time the Company issues common stock as a price below the VWAP; however, no adjustment will be made for shares issued in connection with the exercise of outstanding stock options and warrants, or the exercise of the Company’s put rights pursuant to the Securities Put Agreement (the “Put Agreement”), dated May 1, 2006, by and among the Company and certain funds managed by Bricoleur Capital Partners, L.P. The Put Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2006 and is available on the SEC’s website at www.sec.gov.

In connection with the closing of the transactions contemplated by the Securities Purchase Agreement described above, the Company will enter into a Registration Rights Agreement with Elixir. The Registration Rights Agreement requires the Company to file a selling shareholder registration statement with the SEC within thirty (30) days following the closing of the transactions described in the Securities Purchase Agreement, for purposes of registering the resale of the shares of the Company’s common stock issued to Elixir pursuant to the transaction, including all shares that are issued, or may be issued, upon exercise of the warrants. Pursuant to the Registration Rights Agreement, the holders of the securities are also entitled to certain demand and piggyback registration rights.

Additional Information

The Company intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with its solicitation of shareholder approval of (i) the sale of securities pursuant to the Securities Purchase Agreement, (ii) an amendment to the articles of incorporation of the Company for the purposes of increasing the Company’s authorized common stock, and (iii) an amendment to the articles of incorporation for the Company for the purposes of changing the Company’s corporate name to “Elixir Gaming Technologies Incorporated.” Investors and security holders are advised to read the proxy statement if and when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement, if and when available, and other documents filed by the Company at the Securities and Exchange Commission's web site at www.sec.gov. The proxy statement and such other documents may also be obtained, when available, from the Company by directing such request to VendingData Corporation, 6830 Spencer Street, Las Vegas, Nevada 89119, Attention: Chief Financial Officer. VendingData Corporation and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VendingData Corporation with respect to the foregoing matters. A description of any interests that our directors and executive officers have in connection with this matter will be available in the proxy statement. Information regarding our officers and directors is included in the VendingData Corporation Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006. This report is available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from the Company.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Such statements reflect and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks of integrating the Company's Asian operations with Elixir's as contemplated by the alliance, risks related to any uncertainty surrounding the transaction, including the receipt of the required approval from the Company’s shareholders, the Company’s receipt of the expected benefits of the alliance and related agreement and transactions, customer and casino acceptance of the new game, regulatory approvals of the new game and the risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including, but not limited to the Company's Form 10-QSB for the quarter ended June 30, 2006, and, the Company's Annual Report on form 10-KSB for the year ended December 31, 2005. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: October 17, 2006	/s/ Mark Newburg
Mark R. Newburg, Chief Executive Officer